Exhibit 10.18

SECOND MODIFICATION TO

LOAN AND SECURITY AGREEMENT

This Second Modification to Loan and Security Agreement (“Second Modification Agreement”) is made effective and entered into this 31st day of January, 2014, by and between BISON DRILLING AND FIELD SERVICES LLC, a Delaware limited liability company (“Borrower”) and INTERNATIONAL BANK OF COMMERCE (the “Lender”).

WITNESSETH:

WHEREAS, on or about May 31, 2013, Borrower and Lender entered into that certain Loan and Security Agreement (the “Loan Agreement”) pursuant to which Borrower executed and delivered to Lender two promissory notes, as follows (1) that certain Revolving Line of Credit Promissory Note in the face amount of $5,000,000, with a maturity date of June 1, 2014 (“Revolving Note”); and (2) that certain Promissory Note in the face amount of $30,000,000, with a maturity date of April 1, 2017 (the “Term Note”) (the Revolving Note and Term Note are collectively referred to as the “Notes”);

WHEREAS, on or about August 27, 2013, Borrower and Lender executed that certain First Modification to Loan and Security Agreement (the “First Modification”) which modified certain provisions of the Loan Agreement, specifically relating to Collateral, Use of Proceeds and the Fixed Charge Coverage Ratio;

WHEREAS, Borrower has requested Lender to advance additional funds to Borrower in order to fund an acquisition of additional drilling equipment to be included as Collateral under the Loan Agreement;

WHEREAS, Lender has agreed to such an advance and Borrower and Lender wish to modify certain terms of the Loan Agreement, as provided for herein; and

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lender and Borrower hereby covenant and agree as follows:

1. Modification of Loan: Subject to the conditions to lending set forth below, Lender agrees to lend to Borrower an additional Twenty-Five Million Dollars ($25,000,000) under the terms of that certain Amended and Restated Promissory Note (the “Amended Term Note”) and agrees to modify the Loan Agreement as set forth in this Second Modification Agreement:

(a) Conditions to Lending. Prior to advancing funds under the Amended Term Note, Lender requires the following conditions to be met:

(i) Borrower must provide Lender copies of the fully executed agreements with Forrest Oil and Lantern Drilling as well as documentation supporting Borrower’s acquisition of five additional drilling rigs from each of Siemens Financial Services, Inc., Banc of America Leasing Capital, LLC, Wells Fargo Equipment Finance Inc. and RBS

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
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Asset Finance, Inc. for a total purchase price of Forty-Seven Million Dollars ($47,000,000) (the “New Rigs”), which documentation shall include payoff letters and proposed forms of bills of sale or other transfer documentation from each financial institution; and all of the agreements and transfer documentation when read together must provide Lender with reasonable assurances that the New Rigs are free of any and all encumbrances and that Lender is reasonably protected against the same;

(ii) Borrower must provide Lender with a detailed manifest of all equipment comprising the New Rigs, complete with serial numbers or VIN numbers where appropriate;

(iii) Borrower must provide Lender with verifiable proof of Borrower’s additional source of funds needed to acquire the New Rigs, and such proof must evidence a capital infusion by one of the Members of Borrower and must not be in the form of a loan; and

(iv) Borrower must obtain and deliver to Lender certain Limited Guaranty Agreements executed by each of Wexford Capital, L.P. and Lambda Investors, LLC.

(b) Omnibus Modification. All references to the “Term Loan” or “Term Note” in the Loan Agreement and the First Modification are hereby modified to include the Amended Term Note and to reflect a principal balance of $51,863,284.12, as set forth in the Amended Term Note. The Amended Term Note is accepted not in payment of but to increase and modify the terms of the Term Note.

2. Modification/Addition of Collateral: Lender and Borrower desire to amend the descriptions of Collateral contained on Schedule 1 of the Loan Agreement to include the New Rigs, as follows:

(a) Schedule 1: Schedule 1 of the Loan Agreement is hereby modified and supplemented with the Schedule 1-Supplement attached hereto to reflect the additional Collateral that makes up the New Rigs.

(b) Additional UCC Filings: Lender is authorized make any and all UCC filings necessary to reflect Lender’s security interest in the additional Collateral that makes up the New Rigs.

3. Modification and/or Replacement of Certain Provisions.

(a) The following definition is hereby added as Section 1.42 to “Section 1. CONSTRUCTION AND DEFINITION OF TERMS” of the Loan Agreement:

1.42. “Limited Guaranties” shall mean those certain Limited Guaranty Agreements executed of even date herewith by each of Wexford Partners 11, L.P. and Lambda Investors, LLC. The Limited Guaranties are specifically included in the definition of the “Loan Documents”.

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(b) The following provision is hereby added as Section 2.1(c) to the Loan Agreement:

2.1(c). Term Note Use of Additional Proceeds. Lender agrees to lend to Borrower the additional funds under the Amended Term Note for the specific purpose of partially funding Borrower’s acquisition of the New Rigs.

(c) Section 6.20 of the Loan Agreement and the First Modification is hereby deleted and replaced with the following provision:

6.20. Fixed Charge Coverage Ratio. Beginning with the quarter-ending June 30, 2014, Borrower will at all times maintain a Fixed Charge Coverage Ratio of not less than 1.35 to 1. Beginning with the quarter-ending June 30, 2014 through the quarter ending December 31, 2014, the Fixed Charge Coverage Ratio will be tested quarterly on the following basis: for the quarter-ending June 30, 2014 the test will cover the three months ending on June 30, 2014; for the quarter-ending September 30, 2014, the test will cover the six months ending September 30, 2014; for the quarter-ending December 31, 2014, the test will cover the nine months ending December 31, 2014. Beginning with the quarter-ending March 31, 2015, the Fixed Charge Coverage Ratio shall be calculated and tested quarterly on a rolling 4 quarters basis. The Fixed Charge Coverage Ratio is calculated as the EBITDA for the period minus Distributions, minus Non-Financed Capital Expenditures, divided by the sum of current maturities plus interest expense.

(d) Section 6.23 of the Loan Agreement is hereby deleted and replaced with the following provision:

6.23. Minimum Tangible Net Worth. Borrower shall maintain at all times a Tangible Net Worth of at least FIFTY MILLION and 00/100 DOLLARS ($50,000,000), calculated and tested quarterly.

(e) The following provision is hereby added as Section 6.26 to “Section 6. AFFIRMATIVE COVENANTS” of the Loan Agreement:

6.26. Calculation of Financial Covenants. All financial covenants calculated under the Loan Agreement shall be based solely upon Borrower’s financial information and shall exclude any special or extraordinary items such as one-time gains or capital contributions, investments, loans or any other capital infusions by any Member of Borrower or any Affiliate thereof, which could artificially impact the Borrower’s financial position.

(f) Section 8.4 of the Loan Agreement is hereby deleted and replaced with the following provision:

8.4. Default under Loan Documents. The occurrence of an Event of Default under any of the Loan Documents related to either the Term Loan or the Revolving Loan. For the avoidance of doubt, the occurrence of an Event of Default under either the Term Loan or the Revolving Loan or the breach of any provision of the Limited Guaranties shall also be considered an Event of Default under the other Loan.

4. Loan Fee & Costs: Borrower shall pay Lender at closing a fee equal to one percent (1%) of the increased principal amount of the Term Loan which is equal to Two Hundred Fifty Thousand Dollars ($250,000.00), plus Lender’s attorneys’ fees incurred as a result of this transaction.

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
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5. Effectiveness of Loan Documents: Except as specifically modified by the terms and provisions hereof, each and every of the terms and provisions of the Loan Documents (as defined in Section 1.29 of the Loan Agreement) are and shall remain in full force and effect and are hereby assumed, ratified, and confirmed; and the execution, delivery, and effectiveness of this Second Modification Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. The parties hereto agree that the modifications herein contained to the Loan Documents shall not affect or impair the Loan Documents or any lien(s) securing the same.

6. Execution Counterparts: This Second Modification Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

7. Governing Law: The terms and provisions hereof shall be governed by, construed, and enforced in accordance with the laws of the State of Oklahoma.

8. Entire Agreement: This Second Modification Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may be amended only in writing, executed by all parties herein.

9. Modification Only. This agreement is only a modification of the Loan Agreement and not a novation. All terms and conditions of the Notes and all other Loan Documents executed in connection with said Notes shall remain in full force and effect.

10. Defined Terms. Any term not defined herein shall have the meaning set forth in the Loan Agreement.

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
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IN WITNESS WHEREOF, the parties hereto have executed this Second Modification Agreement as of the date first above written.

BORROWER:	BISON DRILLING AND FIELD SERVICES LLC, a Delaware limited liability company

	By:	/s/ Kaes Van’t Hof
KAES VAN’T HOF, Chief Executive Officer

LENDER:	INTERNATIONAL BANK OF COMMERCE

	By:	/s/ Thomas L. Travis
THOMAS L. TRAVIS, President

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
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SCHEDULE 1 - Supplement

To Loan and Security Agreement

(January 2014 supplement)

Additional Equipment Collateral

“New Rigs”

The Equipment described in Section 1.14(c) of the Loan and Security Agreement includes the additional equipment that makes up the New Rigs and includes but is not limited to the following listing:

RIG #10

RIG TYPE:	IDM Equipment 1600 A/C VFD Quicksilver Drilling System

DEPTH RANGE:	15,000’- 20,000’ with max casing load factor

DRAWWORKS:	New IDM MAC 1600-1600 HP Grooved for 1 3/8” drilling line Serial Number: AC5630

PUMPS:	2- 1600 HP Emsco Type Triplex Pumps Driven with 1500 A/C Drive Motors
Mud Pump 1 Serial Number: 06-114
Mud Pump 2 Serial Number: 06-100

POWERED BY:	3- Caterpillar D-3512 Diesel Engines with 1365 KW Hertz Generators
Generator 1 Serial Number: 9RZ200480
Generator 2 Serial Number: 9RZ00481
Generator 3 Serial Number: 9RZ00492

MAST:	New 136’ IDM Derrick rated 750,000# with 12 lines
Serial Number: M5630

SUB BASE:	IDM Telescoping sub 22’ High with 17-8” Clear Rotary HT
	Casting Capacity: 750,000 lb.	Set Back Capacity: 455,000 lb.
Serial Number: 6-5630

ROTARY & DRIVE:	ZP-375 Table with 37 1/2” opening. Independent Drive with 1150 HP A/C Motors

BLOCKS:	New 400 Ton Traveling Blocks

DRILL PIPE:	14,102’ S-135 41/2” 16.60#/ft. XH Drill Pipe

DRILL COLLARS:	21- 6 1/2” DC’S	4 1/2 XH Connections
	9- 8” DC’S	6 5/8 Regular Connections

WATER TANKS:	1- 500 BARREL Tank with 2 X 3 Centrifugal Pumps

DIESEL TANKS:	300 BARREL Round Tank with 2- Roper Diesel Feed Pumps

MUD TANKS I SHALE	2- 10’ W X 50’ L X 9’ H Round BTM Tanks 1000 BARREL Total Capacity with 2- 5 X 6 Cent Pumps mounted

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
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PIT SUCTION PIT:	on each stand with a 63 barrel pit + (2) - 215 barrel compartments in the suction pit

IDM SCR HOUSE:	Power Control House equipped with all A/C Controls Synchronizing System control interface

DRILLERS CABIN:	Equipped with all stainless steel Drillers Controls Joy Stick & All controls - touch screen

COMPRESSORS:	2- Gardner Denver HRA2512S Compressors with 1 RNC Gardner Denver Refrigerated Air Dryer

SELF ELEVATING SOLID CONTROL MUD SKID:	Equipped with 3- Linear Motion King Cobra Shale Shaker 1- 1000 GPM Vacuum Degasser Brandt 1- 16 Cone Desilter

KELLY SPINNER:	1- New Hydraulic Controlled Kelly Spinner

TRIP TANK:	1- 70 BARREL Trip Tank with 1- 3 X 2 Centrifugal Pump

MUD GAS SEPERATOR & KILL MANIFOLD:	1- Self Elevating 1200 GPM Mud Gas Separator with 4” -10K Choke & Kill Manifold with 1- Manual & 1- Hydraulic Swaco Super Choke

WIRELINE:	Electric Wire line Machine with 15,000’ ---.092; Line Capable 20,000’---.082 Line

BOPE:	13 5/8” 5000 PSI Cameron Double and Single Ram BOPS, 13 5/8” 5000 PSI Cameron Annular BOP

BOP Serial Number: 30285b
Accumulator Serial Number: 401

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
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RIG #14

RIG TYPE:	BHL 1500 HP SCR Split Level Type Drilling Rig

DEPTH RANGE:	15,000’- 17,000’ with max casing load factor

DRAWWORKS:	National NOV 1500 1500 UE Rated 1500 HP. Powered by two 800 HP GE/Traction Motors

Auxiliary Brake: Wichita 1500 HP Disc Brake
Serial Number: 106 004

PUMPS:	2 - Model FC - 1600 - 1600 HP Triplex Mud Pumps Powered by two GE752/Traction motors

With K-20 gallon 5000 PSI Pulsation Dampeners, two 8 x 6 x 11 Centrifugal Charge Pumps
3” X 5000 PSI Pop Offs
Mud Pump 1 Serial Number: 06-331
Mud Pump 2 Serial Number: 06-409

POWERED BY:	3 - Detroit Diesel 12V4000 1500 HP Engines
3 - Kato 1365 KW Generators for SCR Applications
Generator 1 Serial Number: 5262003263
Generator 2 Serial Number: 5262003193
Generator 3 Serial Number: 5262003140

TOP DRIVE	Canrig Model 1035 AC 1000 HP 350 Ton Unit with AC Control House
Serial Number: 838
House Serial Number: J11628

MAST:	146’ Cantilever/Split Level Mast 750,000 lb. Hook Load Capacity
Derrick will accommodate a 500 ton Top Drive Unit
Serial Number: M-5060-11-08

SUBBASE:	SL - 146 Split Level Sub Base. Drill Floor Height: 25”
	Casting Capacity: 750,000 lb.	Set Back Capacity: 400,000 lb.
Serial Number: S-5060-11-08

ROTARY & DRIVE:	37 1/2” 500 Ton Powered by GE/Traction Motor
Serial Number: 806-6-3

BLOCKS:	500 Ton with Six 50” Sheaves Grooved 1 3/8” Line

SWIVEL:	500 Ton

DRILL PIPE:	15,000’ Grade S – 4 1/2” With IF Connections

DRILL COLLARS:	16 - 6 1/4” with 4 1/2” XH Connections	5 - 8” with 6 5/8” Regular Connections

WATER TANKS:	1 - 500 BARREL

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DIESEL TANKS:	300 BARREL with 2 Diesel Purifiers

MUD TANKS / SHALE	Shale Pit 500 BARREL With 3 - MCM Shale Shakers. 2 - 6 x 5 x 11 Centrifugal Pumps

PIT SUCTION PIT:	1 - 12 Cone Desilter. 1 - 1 Cone Desander
Intermediate Tank 500 BARREL with 3 Mud Agitators
Suction Pit 500 BARREL with 2 - 6 x 5 x 11 Centrifugal Pumps
	3 - Mud Agitators	2 - Mud Mixing Hoppers
All Pits Fitted with Telescoping Roof Covers

SCR HOUSE:	3 - Generator x 4 SCR System	600 VAC, 75o VDC 3 Phase
	Input 1,600 Amps, 60 Hz	Output; 750 VDC, 2000 Amp ADC
Climate Controlled, Self-contained Unit
Serial Number: 08-8764

COMPRESSORS:	2 - Screw Type, 173 CFM, 125 PSI

KELLY SPINNER:	Air Driven with Reverse

TRIP TANK:	100 BARREL with 1 - 3 x 4 x 13 Centrifugal Pump

GAS BUSTER:	1 -OEM Poor Boy 24”

CHOKE & KILL MANIFOLD:	1 - 10,000 PSI with 2 9/16” Hydraulic Adjustable Choke 1 - Remote Control Panel on Rig Floor

WIRELINE:	Electric 15,000’ .092 Wire

WELL CONTROL:	1 - Annular type 13 5/8” Shaffer 5000 PSI
1 - Ram Type 13 5/8” 5,000 PSI Cameron Type U Double
1 - Ram Type 13 5/8” 5,000 PSI Cameron Type U Double Type U Single
Serial Number: 4374

IRON ROUGHNECK:	Blohm & Voss GF 1100
Serial Number: FH0145BV
HPU Serial Number: HPU0045BV

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
SECOND MODIFICATION TO LOAN & SECURITY AGREEMENT || EXECUTION VERSION	Page 9

RIG #15

RIG TYPE:	BHL 1500 HP SCR Split Level Type Drilling Rig

DEPTH RANGE:	15,000’- 17,000’ with max casing load factor

DRAWWORKS:	National NOV 1500 UE Rated 1500 HP. Powered by two 800 HP GE/Traction Motors
Auxiliary Brake: Wichita 1500 HP Disc Brake

PUMPS:	2 - Model FC - 1600 - 1600 HP Triplex Mud Pumps Powered by two GE752/Traction motors.
With K-20 gallon 5000 PSI Pulsation Dampeners, two 8 x 6 x 11 Centrifugal Charge Pumps.
3” X 5000 PSI Pop Offs
Mud Pump 1 Serial Number: 08-079
Mud Pump 2 Serial Number: 08-075

POWERED BY:	3 - Detroit Diesel 12V4000 1500 HP Engines
3 - Kato 1365 KW Generators for SCR Applications
Generator 1 Serial Number: 19185-01
Generator 2 Serial Number: 19185-03
Generator 3 Serial Number: 19017-03

MAST:	146’ Cantilever/Split Level Mast 750,000 lb. Hook Load Capacity
Derrick will accommodate a 500 ton Top Drive Unit
Serial Number: M-5065-01-09

TOP DRIVE:	Canrig Model 1035 AC 1000HP 350 Ton with AC Control House
Serial Number: 848

SUB BASE:	SL - 146 Split Level Sub Base. Drill Floor Height: 25”
	Casting Capacity: 750,000 lb.	Set Back Capacity: 400,000 lb.
Serial Number: S-5065-01-09

ROTARY & DRIVE:	37 1/2” 500 Ton Powered by GE/Traction Motor

BLOCKS:	500 Ton with Six 50” Sheaves Grooved 1 3/8” Line

SWIVEL:	500 Ton

DRILL PIPE:	14,963’ Grade S - 4 1/2” With IF Connections

DRILL COLLARS:	20 - 6 1/4” with 4 1/2” XH Connections	6 - 8” with 6 5/8” Regular Connections

WATER TANKS:	1 - 500 BARREL

DIESEL TANKS:	300 BARREL with 2 Diesel Purifiers

MUD TANKS / SHALE	Shale Pit 500 BARREL With 3 - MCM Shale Shakers. 2 - 6 x 5 x 11 Centrifugal Pumps

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
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PIT SUCTION PIT:	1 - 12 Cone Desilter. 1 - 1 Cone Desander
Intermediate Tank 500 BARREL with 3 Mud Agitators
Suction Pit 500 BARREL with 2 - 6 x 5 x 11 Centrifugal Pumps
	3 - Mud Agitators	2 - Mud Mixing Hoppers
All Pits Fitted with Telescoping Roof Covers.

SCR HOUSE:	3 - Generator x 4 SCR System 600 VAC, 75o VDC 3 Phase
	Input 1,600 Amps, 60 Hz	Output; 750 VDC, 2000 Amp ADC
Climate Controlled, Self-Contained Unit
Serial Number: 08-8770

COMPRESSORS:	2 - Screw Type, 173 CFM, 125 PSI

KELLY SPINNER:	Air Driven with Reverse

TRIP TANK:	100 BARREL with 1 - 3 x 4 x 13 Centrifugal Pump

GAS BUSTER:	1 - OEM Poor Boy 24”

CHOKE & KILL MANIFOLD:	1 - 5,000 PSI with 2 9/16” Hydraulic Adjustable Choke 1 - Remote Control Panel on Rig Floor

WIRELINE:	Electric 15,000’ .092 Wire

WELL CONTROL:	1 -Annular type 13 5/8” Shaffer 5000 PSI
1 -Type 13 5/8” 10,000 PSI Cameron Type U Double
1 -Type 13 5/8” 10,000 PSI Cameron Type U Single
Serial Number: 0809126
Accumulator Serial Number: 4375

IRON ROUGHNECK:	Blohm & Voss GF 1100
HPU Serial Number: HPU0047V

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
SECOND MODIFICATION TO LOAN & SECURITY AGREEMENT || EXECUTION VERSION	Page 11

RIG #16

RIG TYPE:	IDM Equipment 1600 A/C VFD Quicksilver Drilling System

DEPTH RANGE:	15,000’- 20,000’ with max casing load factor

DRAWWORKS:	New IDM MAC 1600-1600 HP Grooved for 1 3/8” drilling line
Serial Number: 5787 / 442669

PUMPS:	2- 1600 HP Triplex Pumps - EMSCO type Pumps. Independent Driven with 1500 A/C Drive Motors
Mud Pump 1 Serial Number: 2008-1 / PP08051481
Mud Pump 1 Serial Number: 2008-3 / PP08051364

POWERED BY:	3 - Caterpillar D-3512 Diesel Engines with 1365 KW Hertz Generators
Generator 1 Serial Number: LLA 01120 / 9R200802
Generator 2 Serial Number: LLA 01133 / 9R200803
Generator 3 Serial Number: LLA 01141 / 9R200804

MAST:	New 136’ IDM Derrick rated 750,000# with 12 lines
Serial Number: 5787M

SUB BASE:	IDM Telescoping sub 22’ High w/17-8” Clear Rotary HT. 750,000 CSG load w/455,000 Setback Capacity
Serial Number: 5787S

ROTARY & DRIVE:	ZP-375 Table with 37 1/2” opening.	Independent Drive with 1150 HP A/C Motors

BLOCKS:	New 400 Ton Traveling Blocks

SWIVEL:	400 Ton TBD Swivel

DRILL PIPE:	14,044 Grade S-135 5” Drill pipe, 4 1/2” I F Connections

DRILL COLLARS:	13 - 6 1/2” DC’s	4 1/2 XH Connections
	6 - 8” DC’s	6 5/8 Regular Connections

WATER TANKS:	1 - 500 BARREL Tank with 2 X 3 Centrifugal Pumps

DIESEL TANKS:	300 BARREL Round Tank with 2 - Roper Diesel Feed Pumps

MUD TANKS / SHALE	2 - 10” W X 50’ L X 9’ H Round BTM Tanks 1000 BARREL Total Capacity with 2 – 5 X 6 Cent

PIT SUCTION PIT:	Pumps mounted on each end with a 63 barrel pit + (2) - 215 barrel compartments in the suction pit

IDM SCR HOUSE:	Power Control House equipped with all A/C Controls Synchronizing System control interface
Serial Number: 5787VFD

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DRILLERS CABIN:	Equipped with all stainless steel Drillers Controls Joy Stick & All controls - touch screen

COMPRESSORS:	2 - Gardner Denver HRA2512S Compressors with 1 RNC Gardner Denver Refrigerated Air Dryer

SELF ELEVATING SOLID CONTROL MUD SKID:	Equipped with 3 - Linear Motion Swaco Mongoose Shakers 1-1000 GPM Vacuum Degasser Brandt 1 - 16 Cone Desilter

KELLY SPINNER:	1- New Hydraulic Controlled Kelly Spinner

TRIP TANK:	1 - 70 Barrel Trip Tank with 1 - 3 X 2 Centrifugal Pumps

MUD GAS SEPARATOR & KILL MANIFOLD:	1 - Self Elevating 1200 GPM Mud Gas Separator with 4” - 10K Choke & Kill Manifold with 1 - Manual & 1 - Hydraulic Swaco Super Choke

WIRELINE:	Electric Wire Line Machine with 15,000’---.092 Line Capable 20,000’---.082 Line

WELL CONTROL:	13 5/8” X 10,000 PSI Cameron U Type Double and Single Ram BOP’s 13 5/8” Shaffer type Annular
10,000 PSI Choke and Kill Manifold with Adjustable Hydraulic Super Choke
Single Ram Serial Number: CP-151687/2
Double Ram Serial Number: CP-151687/2
Accumulator Serial Number: 4435

TOP DRIVE:	350 Ton Canrig Model 1035 AC Top Drive Unit
Serial Number: 745

WALKING SYSTEM:	Walking system to walk fully erected rig across level, stabilized and matted location from one well site
To the next at 40’ per hour manually rotated to move in 8 directions
Serial Number: 5787

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
SECOND MODIFICATION TO LOAN & SECURITY AGREEMENT || EXECUTION VERSION	Page 13

RIG #17

RIG TYPE:	IDM Equipment 1600 A/C VFD Quicksilver Drilling System

DEPTH RANGE:	15,000’ - 20,000’ with max casing load factor

DRAWWORKS:	New IDM MAC 1600-1600 HP Grooved for 1 3/8” drilling line
Serial Number: 5788D

PUMPS:	2 - 1600 HP Triplex Pumps China - EMSCO Pumps. Independent Driven with 1500 A/C Drive Motors
Mud Pump 1 Serial Number: 2008-11 / PP08123486
Mud Pump 2 Serial Number: 2008-10 / PP08123576

POWERED BY:	3 - Caterpillar D-3512 Diesel Engines w / 1365 KW Hertz Generators
Generator 1 Serial Number: 9RZ00716
Generator 2 Serial Number: 9RZ00714
Generator 3 Serial Number: 9RZ00633

MAST:	New 136’ IDM Derrick rated 750,000# with 12 lines
Serial Number: 5788M

TOP DRIVE:	Canrig Model 1035 AC 1000HP 350 ton Top Drive Unit
Serial Number: 866

SUB BASE:	IDM Telescoping sub 22’ High w/17-8” Clear Rotary HT 750,000 CSG load w/ 455,000 Setback Capacity
Serial Number: 5788S

ROTARY & DRIVE:	ZP - 375 Table with 37 1/2” opening. Independent Drive with 1150 HP A/C Motors

BLOCKS:	New 400 Ton Traveling Blocks

SWIVEL:	400 Ton King Swivel

DRILL PIPE:	17,388’ Grade S Drill pipe, 4 1/2” I F Connections

DRILL COLLARS:	24 - 6 1/2” DC’s 4 1/2 XH Connections
8 - 8” DC’s 6 5/8 Regular Connections

WATER TANKS:	1 - 500 Barrel Tank with 2 X 3 Centrifugal Pumps

DIESEL TANKS:	300 Barrel Round Tank with 2 - Roper Diesel Feed Pumps

MUD TANKS / SHALE	2 - 10” W X 50’ L X 9’ H Round BTM Tanks 1000 Barrel Total Capacity with 2 - 5 X 6 Cent

PIT SUCTION PIT:	Pumps mounted on each end with a 63 barrel pit + (2) - 215 barrel compartments in the suction pit

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
SECOND MODIFICATION TO LOAN & SECURITY AGREEMENT || EXECUTION VERSION	Page 14

IDM SCR HOUSE:	Power Control House equipped with all A/C Controls Synchronizing System control interface

DRILLERS CABIN:	Equipped with all stainless steel Drillers Controls Joy Stick & All controls - touch screen

COMPRESSORS:	2 - Gardner Denver HRA2512S Compressors with 1 RNC Gardner Denver Refrigerated Air Dryer

SELF ELEVATING SOLID CONTROL MUD SKID:	Equipped with 3 Linear Motion Swaco Mongoose Shakers 1 - 1000 GPM Vacuum Degasser Brandt 1 - 16 Cone Desilter

KELLY SPINNER:	1-New Hydraulic Controlled Kelly Spinner

TRIP TANK:	1 - 70 Barrel Trip Tank with 1 - 3 X 2 Centrifugal Pump

MUD GAS SEPARATOR & KILL MANIFOLD:	1 - Self Elevating 1200 GPM Mud Gas Separator with 4”- 10K Choke & Kill Manifold with 1 - Manual & 1 - Hydraulic Swaco Super Choke

WIRELINE:	Electric Wire Line Machine with 15,000’---.092 Line Capable 20,000’---.082 Line

WELL CONTROL:	13 5/8” X 5,000 PSI Cameron U Type Double Ram and Single Ram BOP’s
13 5/8” X 5,000 PSI Shaffer Annular BOP. 5,000 PSI Choke and Kill Manifold with Adjustable Hydraulic Choke
Serial Number: 4436

IBC / BISON DRILLING	Schedule 1 – Description of Collateral
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